Exhibit 99.2

FOR THE QUARTER ENDED MARCH 31, 2011

BASIS OF PRESENTATION AND SELECT DEFINITIONS

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States.

GGP emerged from bankruptcy, pursuant to a plan of reorganization (the “Plan”), on November 9, 2010 (the “Effective Date”).  The Plan provided for a $6.8 billion equity infusion (“Plan Recapitalization”); the repayment, reinstatement or replacement of certain debt; the repayment in full of allowed bankruptcy claims and the separation of GGP into two public companies, The Howard Hughes Corporation (“HHC”), a spin-off to focus on the master planned communities and other development opportunities, with the assets remaining in GGP consisting primarily of a high-quality retail property portfolio.

The structure of the Plan triggered the application of the acquisition method of accounting (“Acquisition Accounting”) as of the Effective Date as New GGP (“Successor”) acquired control of the existing Company (“Predecessor”).  Acquisition Accounting results in an adjustment to the carrying value of the assets and liabilities of the Successor with a resultant impact on GGP’s operations due to changes in recognized depreciation, amortization of intangible assets and liabilities, and interest expense adjusted for current market rates.  The Plan also resulted in significant expenditures, primarily professional fees and settlement costs, which impact current operations.  In addition, the creation of HHC, and GGP’s intent to sell or dispose of certain underperforming retail assets, results in these assets being classified as discontinued operations.  Further, GAAP requires that the financial information of the Predecessor and Successor be presented separately.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to real estate property net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management, administrative expenses and preferred unit distributions, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholder in accordance with GAAP, excluding gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and including adjustments for unconsolidated partnerships and joint ventures.  NOI, EBITDA and FFO are presented in the Supplemental on a proportionate basis, which includes GGP’s share from consolidated and unconsolidated properties.  As we conduct substantially all of our business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and we include the conversion of non-GGP limited common units of the Operating Partnership in the total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its future operations, Core EBITDA, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses.  A reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO has been included in the “Reconciliation of Core NOI, Core EBITDA, and Core FFO” schedule included within.

NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management’s computation of NOI, EBITDA, and FFO, a reconciliation of NOI and EBITDA to consolidated operating income, and FFO to net income in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS

Page

Financial Overview
GAAP Financial Schedules:
Consolidated Statements of Income	1
Consolidated Balance Sheets	2

Proportionate Financial Schedules:
Overview	3
Portfolio Results and Funds From Operations (FFO)	4
Reconciliation of Core NOI, Core EBITDA, and Core FFO	5
Non-Cash Revenue and Expenses Reflected in FFO	6
Reconciliation of Non-GAAP to GAAP Financial Measures	7
Management and Administrative Costs, Net	8
Proportionate Balance Sheet	9

Mortgages, Notes, and Loans Payable
Summary	10
Detail	11-15

Portfolio Operating Metrics
Property Schedule	16-22
Key Operating Performance Indicators	23
Leasing Statistics	24
Lease Expiration Schedule	25

Miscellaneous
Capital Information and Debt Ratios	26
Change in Total Common and Equivalent Shares	27
Discontinued Operations	28-29
Expansions, Redevelopments, and Capital Expenditures	30
Corporate Information	31
Glossary of Terms	32

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
4	Portfolio Results and Funds From Operations (FFO)	Proportionate detail of Portfolio Results and FFO, presenting Successor and Predecessor results for the three months ended March 31, 2011 and 2010.
5	Reconciliation of Core NOI, Core EBITDA, and Core FFO

Reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO, where “Core” figures exclude certain non-cash and non-recurring revenue and expenses that are not indicative of future operations.

8	Management and Administrative Costs, Net

Comparative information related to GGP’s corporate and certain property-related costs, including presentation of non-recurring items, net of GGP’s third party share of asset and property management fees.

9	Proportionate Balance Sheet

The proportionate balance sheet, adjusts GGP’s GAAP balance sheet for non-controlling interests and adds the Company’s proportionate share of assets and liabilities related to investments in Unconsolidated Properties, accounted for under the equity method.

Portfolio Operating Metrics:
16-22	Property Schedule

By Property, gross leasable area detail, including:
Anchor tenant listing
Ownership percentage
Gross leasable area by space type (mall, anchor, strip center, office)
Occupancy percentage

See Glossary of Terms for detailed descriptions.

23	Key Operating Performance Indicators	Certain mall operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
Miscellaneous:
30	Expansions, Redevelopments, and Capital Expenditures

Summary of current development pipeline and capital expenditures, including:
Details on material projects
Summary of other projects
Project expenditures to date
Future spend
Cash paid or payable for non-development property capital

GAAP Financial Schedules

FINANCIAL OVERVIEW

Consolidated Statements of Income(1)

(In thousands, except per share)

	Three Months Ended
	March 31, 2011	March 31, 2010
	Successor	Predecessor
Revenues:
Minimum rents	$443,241	$454,291
Tenant recoveries	202,209	201,621
Overage rents	11,965	9,468
Management fees and other corporate revenues	15,352	17,973
Other	17,064	18,407
Total revenues	689,831	701,760
Expenses:
Real estate taxes	66,029	66,205
Property maintenance costs	33,461	31,265
Marketing	7,208	6,767
Other property operating costs	110,214	113,404
Provision for doubtful accounts	149	5,784
Property management and other costs	47,912	34,296
General and administrative (2)	765	8,109
Provisions for impairment	—	11,057
Depreciation and amortization	249,838	164,863
Total expenses	515,576	441,750
Operating income	174,255	260,010
Interest income	681	570
Interest expense	(239,389)	(329,221)
Warrant adjustment	76,448	—
Income (loss) before income taxes, equity in (loss) income of Unconsolidated Real Estate Affiliates, reorganization items and noncontrolling interests	11,995	(68,641)
Provision for income taxes	(3,189)	(1,931)
Equity in (loss) income of Unconsolidated Real Estate Affiliates	(2,933)	32,259
Reorganization items	—	43,194
Income from continuing operations	5,873	4,881
Discontinued operations (3)	1,162	50,912
Net income	7,035	55,793
Allocation to noncontrolling interests	(1,373)	(4,137)
Net income attributable to common stockholders	$5,662	$51,656
Basic and Diluted Earnings Per Share:
Continuing operations	$—	$—
Discontinued operations	—	0.16
Total basic and diluted earnings per share	$—	$0.16

(1)   Successor and Predecessor amounts presented in accordance with GAAP.

(2)   The three months ended March 31, 2011 includes bankruptcy related items, including a $12.3 million favorable resolution of previously accrued bankruptcy costs, other gains on settlements, legal fees and professional fees.

(3)   Refer to Page 28 (Discontinued Operations).

FINANCIAL OVERVIEW

Consolidated Balance Sheets(1)

(In thousands)

	March 31, 2011	December 31, 2010
Assets:
Investment in real estate:
Land	$4,692,077	$4,722,674
Buildings and equipment	20,200,363	20,300,355
Less accumulated depreciation	(364,131)	(129,794)
Developments in progress	132,544	117,137
Net property and equipment	24,660,853	25,010,372
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,152,234	3,153,698
Net investment in real estate	27,813,087	28,164,070
Cash and cash equivalents	1,033,767	1,021,311
Accounts and notes receivable, net	132,125	114,099
Deferred expenses, net	172,391	175,669
Prepaid expenses and other assets	2,169,507	2,300,452
Assets held for disposition	373,254	591,778
Total Assets	$31,694,131	$32,367,379

Liabilities:
Mortgages, notes and loans payable	$17,760,712	$17,841,757
Deferred tax liabilities	34,141	36,463
Tax indemnification liability	303,750	303,750
Accounts payable and accrued expenses	1,761,382	1,931,970
Trust preferred securities	206,200	206,200
Warrant liability	964,556	1,041,004
Liabilities on assets held for disposition	347,554	592,122
Total Liabilities	21,378,295	21,953,266
Redeemable noncontrolling interests:
Preferred	120,756	120,756
Common	106,662	111,608
Total Redeemable Noncontrolling Interests	227,418	232,364
Equity:
Total stockholders’ equity	9,991,009	10,079,102
Noncontrolling interests in consolidated real estate affiliates	97,409	102,647
Total Equity	10,088,418	10,181,749
Total Liabilities and Equity	$31,694,131	$32,367,379

(1) Presented in accordance with GAAP.

Proportionate Financial Schedules

FINANCIAL OVERVIEW

Overview, at share

(In thousands, except per share)

	Three Months Ended
	March 31, 2011	March 31, 2010
Core FFO (1)	$220,947	$216,278
Core FFO per share - diluted	$0.22	$0.67

FFO	$306,079	$248,164
FFO per share - diluted	$0.30	$0.76

Core EBITDA (1)	$499,982	$507,972

Core NOI (1)	$550,789	$540,907

Dividends declared per common share (2)	$0.10	$—

Weighted average diluted common shares outstanding as of March 31 (3)	1,004,032	324,414

(1) Refer to Page 5 (Reconciliation of Core NOI, Core EBITDA, and Core FFO).

(2) Payable April 29, 2011, to shareholders of record on April 15, 2011.

(3) Refer to Page 27 (Change in Total Common and Equivalent Shares).

FINANCIAL OVERVIEW

Portfolio Results and Funds From Operations (FFO), at share

For the Three Months Ended March 31, 2011 and March 31, 2010

(In thousands)

	Three Months Ended March 31, 2011			Three Months Ended March 31, 2010
	Consolidated Properties	Unconsolidated Properties	Segment Basis	Consolidated Properties	Unconsolidated Properties	Segment Basis

Property revenues:
Minimum rents	$443,241	$92,783	$536,024	$454,291	$95,508	$549,799
Tenant recoveries	202,209	36,734	238,943	201,621	37,891	239,512
Overage rents	11,965	1,699	13,664	9,468	1,220	10,688
Other, including noncontrolling interests	14,133	2,750	16,883	14,552	3,435	17,987
Total property revenues	671,548	133,966	805,514	679,932	138,054	817,986
Property operating expenses:
Real estate taxes	66,029	11,446	77,475	66,205	11,748	77,953
Property maintenance costs	33,461	5,409	38,870	31,265	5,177	36,442
Marketing	7,208	1,657	8,865	6,767	1,471	8,238
Other property operating costs	110,214	18,628	128,842	113,404	21,748	135,152
Provision for doubtful accounts	149	1,029	1,178	5,784	1,414	7,198
Total property operating expenses	217,061	38,169	255,230	223,425	41,558	264,983
NOI	$454,487	$95,797	$550,284	$456,507	$96,496	$553,003
Management fees and other corporate revenues	15,352	1,146	16,498	17,973	3,890	21,863
Property management and other costs	(47,912)	(5,568)	(53,480)	(34,296)	(9,019)	(43,315)
General and administrative	(765)	(1,219)	(1,984)	(8,109)	(363)	(8,472)
Preferred unit distributions	(2,336)	—	(2,336)	(2,336)	—	(2,336)
EBITDA before provisions for impairment and reorganization items	$418,826	$90,156	$508,982	$429,739	$91,004	$520,743
Provisions for impairment	—	—	—	(11,057)	—	(11,057)
Reorganization items	—	—	—	43,194	—	43,194
EBITDA	$418,826	$90,156	$508,982	$461,876	$91,004	$552,880
Depreciation on non-income producing assets	(1,455)	—	(1,455)	(2,384)	—	(2,384)
Interest income	681	817	1,498	570	269	839
Interest expense:
Default interest	—	(1,243)	(1,243)	—	—	—
Interest expense relating to extinguished debt	(430)	—	(430)	(64,302)	—	(64,302)
Mark-to-market adjustments on debt	4,231	(309)	3,922	(11,776)	76	(11,700)
Interest on existing debt	(243,190)	(38,276)	(281,466)	(253,143)	(38,312)	(291,455)
Warrant adjustment	76,448	—	76,448	—	—	—
(Provision for) benefit from income taxes	(3,189)	(94)	(3,283)	(1,931)	291	(1,640)
Other FFO from noncontrolling interests	2,366	22	2,388	1,286	20	1,306
FFO from discontinued operations (1)	3,743	(3,025)	718	61,881	2,739	64,620
	258,031	48,048	306,079	192,077	56,087	248,164
Equity in FFO of Unconsolidated Properties	48,048	(48,048)	—	56,087	(56,087)	—
FFO (2)	$306,079	$—	$306,079	$248,164	$—	$248,164

(1)  Refer to page 28 (Discontinued operations)

(2)  Refer to Page 6 (Non-Cash Revenue and Expenses Reflected in FFO).

FINANCIAL OVERVIEW

Reconciliation of Core NOI, Core EBITDA, and Core FFO, at share

(In thousands, except per share)

	Three Months Ended
	March 31, 2011	March 31, 2010
NOI	$550,284	$553,003
Core NOI adjustments:
Straight-line rent (1)	(34,532)	(12,156)
Above- and below-market tenant leases, net (1)	33,254	(1,506)
Above- and below-market ground rent expense, net (1)	1,783	1,593
Other	—	(27)
Total Core NOI adjustments	505	(12,096)
Core NOI	$550,789	$540,907

EBITDA	$508,982	$552,880
Core NOI adjustments	505	(12,096)
Above- and below-market building rent, net (1)	(518)	—
Provisions for impairment	—	11,057
Reorganization items (2)	—	(43,194)
Management and administrative costs, net (3)	(8,987)	(675)
Total Core EBITDA adjustments	(9,000)	(44,908)
Core EBITDA	$499,982	$507,972

FFO	$306,079	$248,164
Core EBITDA adjustments	(9,000)	(44,908)
FFO from discontinued operations	(718)	(64,620)
Default interest	1,243	—
Interest expense relating to extinguished debt	430	64,302
Mark-to-market adjustments on debt	(3,922)	11,700
Warrant adjustment	(76,448)	—
Provision for income taxes	3,283	1,640
Total FFO adjustments	(85,132)	(31,886)
Core FFO	$220,947	$216,278
Core FFO per share - diluted	$0.22	$0.67

(1)	These items were impacted by the effects of acquisition accounting as of November 9, 2010.
(2)

Reorganization items reflect bankruptcy-related activity, including gains/losses on liabilities subject to compromise, interest income, U.S. Trustee fees, and other restructuring costs incurred during the Chapter 11 cases from April 16, 2009 to November 9, 2010.

(3)	Refer to Page 8 (Management and Administrative Costs, net).

FINANCIAL OVERVIEW

Non-Cash Revenue and Expenses Reflected in FFO, at share

(In thousands)

	Consolidated Properties	Unconsolidated Properties	Consolidated Properties	Unconsolidated Properties
	Three Months Ended March 31, 2011		Three Months Ended March 31, 2010

Minimum rents:
Above- and below-market tenant leases, net	$(27,580)	$(5,674)	$1,501	$5
Straight-line rent	28,094	6,438	9,813	2,343
Real estate taxes:
Real estate tax stabilization agreement	(1,578)	—	(981)	—
Other property operating costs:
Non-cash ground rent expense	(1,608)	(175)	(1,448)	(145)
Property management and other costs:
Above- and below-market building rent, net	424	94	—	—
Provisions for impairment	—	—	(11,057)	—
Interest expense:
Mark-to-market adjustments on debt	4,231	(309)	(11,776)	76
Amortization of deferred finance costs	(427)	(409)	(8,693)	(389)
Amortization of discount on exchangeable notes	—	—	(7,110)	—
Termination of interest rate swaps	—	—	(4,520)	—
Debt extinguishment costs	—	(9)	—	—
Warrant adjustment	76,448	—	—	—
Non-cash reorganization items	—	—	149,331	—
Totals	$78,004	$(44)	$115,060	$1,890

FINANCIAL OVERVIEW

Reconciliation of Non-GAAP to GAAP Financial Measures

(In thousands)

	Three Months Ended
	March 31, 2011	March 31, 2010

Reconciliation of NOI to GAAP Operating Income
NOI:
Segment basis	$550,284	$553,003
Unconsolidated Properties	(95,797)	(96,496)
Consolidated Properties	454,487	456,507
Management fees and other corporate revenues	15,352	17,973
Property management and other costs	(47,912)	(34,296)
General and administrative	(765)	(8,109)
Provisions for impairment	—	(11,057)
Depreciation and amortization	(249,838)	(164,863)
Noncontrolling interest in NOI of Consolidated Properties and other	2,931	3,855
Operating income	$174,255	$260,010

Reconciliation of EBITDA to GAAP Net Income Attributable to Common Stockholders
EBITDA:
Segment basis	$508,982	$552,880
Unconsolidated Properties	(90,156)	(91,004)
Consolidated Properties	418,826	461,876
Preferred unit distributions	2,336	2,336
Depreciation and amortization	(249,838)	(164,863)
Noncontrolling interest in NOI of Consolidated Properties and other	2,931	3,855
Interest income	681	570
Interest expense	(239,389)	(329,221)
Warrant adjustment	76,448	—
Provision for income taxes	(3,189)	(1,931)
Equity in (loss) income of Unconsolidated Real Estate Affiliates	(2,933)	32,259
Discontinued operations	1,162	50,912
Allocation to noncontrolling interests	(1,373)	(4,137)
Net income attributable to common stockholders	$5,662	$51,656

Reconciliation of FFO to GAAP Net Income Attributable to Common Stockholders
FFO:
Segment basis	$306,079	$248,164
Unconsolidated Properties	—	—
Consolidated Properties	306,079	248,164
Depreciation and amortization of capitalized real estate costs	(301,929)	(198,227)
Gain on sales of investment properties	3,414	16,120
Noncontrolling interests in depreciation of Consolidated Properties and other	2,386	1,120
Redeemable noncontrolling interests	(32)	(1,188)
Depreciation and amortization of discontinued operations	(4,256)	(14,333)
Net income attributable to common stockholders	$5,662	$51,656

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in (Loss) Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$95,797	$96,496
Net property management fees and costs	(4,422)	(5,129)
Net interest expense	(39,011)	(37,967)
General and administrative, provisions for impairment, income taxes and noncontrolling interest in FFO	(1,291)	(52)
FFO of discontinued Unconsolidated Properties	(3,025)	2,739
FFO of Unconsolidated Properties	48,048	56,087
Depreciation and amortization of capitalized real estate costs	(54,251)	(37,858)
Other, including gain on sales of investment properties	3,270	14,030
Equity in (loss) income of Unconsolidated Real Estate Affiliates	$(2,933)	$32,259

FINANCIAL OVERVIEW

Management and Administrative Costs, Net, at share

(In thousands)

	Three Months Ended
	March 31, 2011	March 31, 2010

Management and Administrative Costs, net
Management fees and other corporate revenues, net (1)	$(10,917)	$(16,218)
Property management and other costs	47,899	37,670
General and administrative	1,984	8,472
Total management and administrative costs, net	$38,966	$29,924

Non-comparable Activity
Management fees and other corporate revenues, net (1), (2)	$—	$(4,193)
Property management and other costs (3)	—	5,168
General and administrative (4)	(8,987)	(1,650)
Total management and administrative costs, net	$(8,987)	$(675)

Comparable Management and Administrative Costs, net
Management fees and other corporate revenues, net (1)	$(10,917)	$(12,025)
Property management and other costs	47,899	32,502
General and administrative	10,971	10,122
Total management and administrative costs, net	$47,953	$30,599

(1)

Management and other fees are net of property management fee expense incurred by the unconsolidated properties, at our ownership share, which are reflected as a component of property management and other costs in unconsolidated properties.

(2)

Non-comparable Management fees and other corporate revenues includes revenues from GGP’s third party management division which was sold in the second quarter of 2010 and our interest in a Turkish joint venture which was sold in the third quarter of 2010.

(3)

Non-comparable Property management and other costs includes expenses from our third party management division which was sold in the second quarter of 2010 and our interest in a Turkish joint venture which was sold in the third quarter of 2010.

(4)

Non-comparable General and Administrative costs include bankruptcy related items, including a favorable resolution of previously accrued bankruptcy costs of $12.3 million, other gains on settlements, legal fees and professional fees. In addition, includes expense from our interest in a Turkish joint venture which was sold in the third quarter of 2010.

FINANCIAL OVERVIEW

Proportionate Balance Sheet, at share

(In thousands)

	As of March 31, 2011
	Consolidated (1)	Non-Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
Assets:
Investment in real estate:
Land	$4,692,077	$(18,887)	$4,673,190	$666,932	$5,340,122
Buildings and equipment	20,200,363	(165,474)	20,034,889	4,811,793	24,846,682
Less accumulated depreciation	(364,131)	28,205	(335,926)	(83,477)	(419,403)
Developments in progress	132,544	(393)	132,151	43,744	175,895
Net property and equipment	24,660,853	(156,549)	24,504,304	5,438,992	29,943,296
Investment in and loans to/from Unconsolidated Real Estate Affiliates	3,152,234	—	3,152,234	(3,152,234)	—
Net investment in real estate	27,813,087	(156,549)	27,656,538	2,286,758	29,943,296
Cash and cash equivalents	1,033,767	(7,458)	1,026,309	133,880	1,160,189
Accounts and notes receivable, net	132,125	(3,760)	128,365	67,506	195,871
Deferred expenses, net	172,391	(13,915)	158,476	18,329	176,805
Prepaid expenses and other assets	2,169,507	(1,569)	2,167,938	266,448	2,434,386
Assets held for disposition	373,254	—	373,254	44,525	417,779
Total assets	$31,694,131	$(183,251)	$31,510,880	$2,817,446	$34,328,326

Liabilities:
Mortgages, notes and loans payable	$17,760,712	$(82,305)	$17,678,407	$2,500,861	$20,179,268
Deferred tax liabilities	34,141	—	34,141	—	34,141
Tax indemnification liability	303,750	—	303,750	—	303,750
Accounts payable and accrued expenses	1,761,382	(3,537)	1,757,845	246,027	2,003,872
Trust preferred securities	206,200	—	206,200	—	206,200
Warrant liability	964,556	—	964,556	—	964,556
Liabilities on assets held for disposition	347,554	—	347,554	70,558	418,112
Total liabilities	21,378,295	(85,842)	21,292,453	2,817,446	24,109,899

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756	—	120,756
Common	106,662	—	106,662	—	106,662
Total redeemable noncontrolling interests	227,418	—	227,418	—	227,418

Redeemable Preferred Stock	—	—	—	—	—

Equity:
Common stock	9,640	—	9,640	—	9,640
Additional paid-in capital	10,683,797	—	10,683,797	—	10,683,797
Retained earnings (accumulated deficit)	(702,801)	—	(702,801)	—	(702,801)
Accumulated other comprehensive income	373	—	373	—	373
Total stockholders’ equity	9,991,009	—	9,991,009	—	9,991,009
Noncontrolling interests in consolidated real estate affiliates	97,409	(97,409)	—	—	—
Total equity	10,088,418	(97,409)	9,991,009	—	9,991,009
Total liabilities and equity	$31,694,131	$(183,251)	$31,510,880	$2,817,446	$34,328,326

(1) Presented in accordance with GAAP.

Mortgages, Notes, and Loans Payable

MORTGAGES, NOTES, AND LOANS PAYABLE

Summary, at share (1)

As of March 31, 2011 (in thousands)

		Proportionate	Average Remaining	Maturities
	Coupon Rate	Balance	Term (Years)	2011	2012	2013	2014	2015	Subsequent	Total
Fixed Rate
Property Level Consolidated	5.54%	$13,203,022	4.7	$99,078	$848,285	$336,223	$2,774,039	$1,905,470	$5,630,097	$11,593,191
Property Level Unconsolidated	5.50%	2,481,868	3.2	793,713	734,666	118,143	68,211	214,049	437,781	2,366,571
Corporate Consolidated	6.59%	2,018,334	2.8	—	443,185	936,955	—	609,261	—	1,989,400
Total Fixed Rate	5.65%	$17,703,224	4.2	$892,791	$2,026,136	$1,391,321	$2,842,250	$2,728,780	$6,067,878	$15,949,162

Variable Rate
Property Level Consolidated	3.42%	$2,415,362	5.5	$—	$—	$—	$45,057	$—	$2,050,847	$2,095,904
Property Level Unconsolidated	3.07%	27,013	0.6	22,498	4,515	—	—	—	—	27,013
Corporate Consolidated	1.75%	206,200	25.1	—	—	—	—	—	206,200	206,200
Total Variable Rate	3.29%	$2,648,575	7.0	$22,498	$4,515	$—	$45,057	$—	$2,257,047	$2,329,117

Total (2)	5.35%	$20,351,799	4.6	$915,289	$2,030,651	$1,391,321	$2,887,307	$2,728,780	$8,324,925	$18,278,279

		Total Amortization (1)		$250,239	$341,306	$400,163	$344,343	$286,541	$450,927	$2,073,520

							Total Maturities and Amortization (3)			$20,351,799

(1)	Excludes 70 Columbia Corporate Center as this asset will be transferred to the lender.
(2)	Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$20,351,799
Special improvement districts	418
Market rate adjustments, net	11,385
Notes payable to affiliates	2,700
Trust Preferred Securities	(206,200)
70 Columbia Corporate Center	19,166
Total	$20,179,268

(3)	Reflects maturities and amortization for periods subsequent to March 31, 2011.

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate Balance	Maturity	Balloon Payment at	Coupon		Amortization
Property	Own %	(2)	Year	Maturity	Rate	Recourse	2011	2012	2013	2014	2015	Subsequent
Fixed Rate

Consolidated Property Level
Mall St. Vincent	100%	$28,500	2011	$28,500	6.30%	No	$—	$—	$—	$—	$—	$—
Owings Mills Office	65%	685	2011	78	8.50%	No	607	—	—	—	—	—
Southland Mall (MI)	100%	70,500	2011	70,500	4.97%	No	—	—	—	—	—	—
Provo Towne Center	75%	39,713	2012	39,130	5.75%	No	430	152	—	—	—	—
Spokane Valley Mall	75%	39,713	2012	39,130	5.75%	No	430	152	—	—	—	—
The Mall in Columbia	100%	400,000	2012	400,000	5.83%	No	—	—	—	—	—	—
The Shoppes at Buckland Hills	100%	159,082	2012	154,958	4.92%	No	2,439	1,685	—	—	—	—
The Streets at Southpoint	94%	219,367	2012	215,066	5.36%	No	3,188	1,113	—	—	—	—
Lakeland Square	100%	52,767	2013	49,647	5.12%	No	890	1,247	983	—	—	—
Meadows Mall	100%	98,886	2013	93,631	5.45%	No	1,604	2,255	1,396	—	—	—
Pembroke Lakes Mall	100%	124,661	2013	118,449	4.94%	No	2,242	3,136	833	—	—	—
Senate Plaza	100%	11,526	2013	10,956	5.71%	No	181	254	135	—	—	—
West Oaks	100%	67,147	2013	63,539	5.25%	No	1,103	1,548	956	—	—	—
Austin Bluffs Plaza	100%	2,037	2014	1,780	4.40%	No	67	93	97	—	—	—
Bayside Marketplace	100%	77,350	2014	74,832	7.50%	No	636	906	976	—	—	—
Bayside Marketplace (Bond)	100%	4,650	2014	—	5.92%	No	1,075	1,130	1,190	1,255	—	—
Boise Towne Square	100%	68,045	2014	61,810	6.64%	No	1,133	1,612	2,154	1,335	—	—
Capital Mall	100%	19,608	2014	17,895	7.28%	No	289	414	562	448	—	—
Crossroads Center (MN)	100%	80,989	2014	75,156	4.73%	No	1,368	1,909	2,556	—	—	—
Cumberland Mall	100%	102,557	2014	99,219	7.50%	No	844	1,201	1,294	—	—	—
Deerbrook Mall	100%	68,574	2014	60,867	3.46%	No	2,025	2,788	2,894	—	—	—
Eden Prairie Center	100%	76,587	2014	69,181	4.67%	No	1,336	1,863	2,483	1,725	—	—
Fashion Place	100%	139,710	2014	130,124	5.30%	No	1,975	2,774	3,825	1,012	—	—
Fort Union	100%	2,451	2014	2,141	4.40%	No	81	112	117	—	—	—
Gateway Mall	100%	38,428	2014	35,072	7.28%	No	566	811	1,101	879	—	—
Governor’s Square	100%	73,434	2014	71,043	7.50%	No	604	860	927	—	—	—
Greenwood Mall	100%	43,144	2014	39,375	7.28%	Yes - Partial	636	910	1,236	986	—	—
Jordan Creek Town Center	100%	178,327	2014	164,537	4.57%	Yes - Partial	3,018	4,206	5,628	939	—	—
Lansing Mall	100%	21,817	2014	17,544	9.35%	No	1,021	1,482	1,770	—	—	—
Mall St. Matthews	100%	139,099	2014	129,452	4.81%	Yes - Partial	2,254	3,149	4,244	—	—	—
Newgate Mall	100%	39,314	2014	36,028	4.84%	No	692	968	1,288	338	—	—
Newpark Mall	100%	65,912	2014	60,487	7.45%	No	970	1,391	1,886	1,179	—	—
Northridge Fashion Center	100%	121,694	2014	109,252	7.24%	No	2,027	2,880	3,801	3,734	—	—
Oak View Mall	100%	82,246	2014	79,569	7.50%	No	676	963	1,038	—	—	—
Oakwood Center	100%	47,206	2014	45,057	4.38%	Yes - Full	430	608	653	459
Park City Center	100%	143,429	2014	131,970	5.20%	No	2,401	3,364	4,506	1,187	—	—
Pecanland Mall	100%	54,255	2014	48,586	4.28%	No	1,476	2,048	2,145	—	—	—
Prince Kuhio Plaza	100%	35,911	2014	32,793	3.45%	Yes - Partial	749	1,032	1,337	—	—	—
Riverside Plaza	100%	4,855	2014	4,242	4.40%	No	160	222	232	—	—	—
Rivertown Crossings	100%	113,654	2014	102,354	7.43%	No	1,835	2,610	3,456	3,400	—	—
Rogue Valley Mall	100%	25,522	2014	23,607	7.85%	No	350	505	690	369	—	—
Southland (CA)	100%	77,280	2014	70,709	3.62%	No	1,574	2,172	2,825	—	—	—
Steeplegate Mall	100%	74,925	2014	68,271	4.94%	Yes - Partial	1,225	1,714	2,306	1,408	—	—
The Crossroads (MI)	100%	38,240	2014	35,388	7.40%	No	659	944	1,249	—	—	—
The Gallery at Harborplace	100%	62,571	2014	58,024	7.89%	No	859	1,237	1,692	759	—	—
The Grand Canal Shoppes	100%	378,217	2014	346,723	4.78%	No	6,409	8,951	11,980	4,154	—	—

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate Balance	Maturity	Balloon Payment at	Coupon		Amortization
Property	Own %	(2)	Year	Maturity	Rate	Recourse	2011	2012	2013	2014	2015	Subsequent
The Village of Cross Keys	100%	8,759	2014	5,698	7.04%	No	777	1,102	1,182	—	—	—
Town East Mall	100%	100,065	2014	91,387	3.46%	No	2,084	2,872	3,721	—	—	—
Tucson Mall	100%	115,829	2014	106,556	4.26%	No	2,199	3,055	4,019	—	—	—
Visalia Mall	100%	38,737	2014	34,264	3.78%	No	1,171	1,617	1,685	—	—	—
West Valley Mall	100%	52,412	2014	46,164	3.43%	No	1,642	2,260	2,345	—	—	—
Woodbridge Center	100%	199,296	2014	181,464	4.24%	No	3,544	4,923	6,535	2,830	—	—
Woodlands Village	100%	6,203	2014	5,419	4.40%	No	204	283	297	—	—	—
10000 West Charleston	100%	21,002	2015	19,016	7.88%	No	334	478	517	559	97	—
Boise Towne Plaza	100%	10,457	2015	9,082	4.70%	No	191	267	354	371	193	—
Burlington Town Center	100%	25,539	2015	23,360	5.03%	No	284	398	575	605	316	—
Coastland Center	100%	115,536	2015	110,204	7.50%	No	950	1,353	1,458	1,571	—	—
Coral Ridge Mall	100%	87,142	2015	83,120	7.50%	No	717	1,020	1,100	1,185	—	—
Hulen Mall	100%	108,879	2015	96,621	5.03%	No	1,711	2,396	3,246	3,415	1,490	—
Lynnhaven Mall	100%	228,678	2015	203,367	5.05%	No	3,432	4,809	6,562	6,906	3,602	—
North Star Mall	100%	223,186	2015	199,315	4.43%	No	3,857	5,368	7,159	7,487	—	—
Oglethorpe Mall	100%	136,284	2015	120,880	4.89%	No	2,100	2,937	3,990	4,193	2,184	—
Paramus Park	100%	100,388	2015	90,242	4.86%	No	1,527	2,136	2,258	2,371	1,854	—
Park Place	100%	169,921	2015	152,932	5.15%	No	2,699	3,784	5,116	5,390	—	—
Peachtree Mall	100%	86,446	2015	77,085	5.08%	No	1,299	1,821	2,484	2,615	1,142	—
Providence Place	100%	327,272	2015	286,194	5.13%	No	5,113	9,782	11,929	12,569	1,686	—
Regency Square Mall	100%	89,106	2015	75,797	3.59%	No	1,911	2,637	3,408	3,534	1,820	—
Staten Island Mall	100%	273,507	2015	240,908	6.07%	Yes - Partial	4,072	5,772	7,807	8,334	6,613	—
The Shops at La Cantera	75%	124,969	2015	117,345	5.95%	No	1,210	1,699	1,803	1,913	1,000	—
Baybrook Mall	100%	166,450	2016	156,329	7.50%	No	1,369	1,949	2,100	2,263	2,439	—
Bayshore Mall	100%	29,851	2016	24,820	7.13%	No	496	704	931	999	1,073	828
Brass Mill Center	100%	116,218	2016	93,347	4.55%	No	3,046	4,240	4,454	4,664	4,884	1,582
Collin Creek	100%	64,597	2016	54,423	6.78%	No	1,010	1,439	1,941	2,079	2,226	1,478
Coronado Center	100%	162,869	2016	135,704	5.08%	No	2,450	3,433	4,683	4,930	5,189	6,480
Corporate Pointe 2	100%	4,380	2016	3,815	6.83%	No	61	87	120	129	138	30
Corporate Pointe 3	100%	4,380	2016	3,815	6.83%	No	61	87	120	129	138	30
Eastridge (WY)	100%	37,739	2016	31,252	5.08%	No	588	824	1,118	1,177	1,239	1,540
Faneuil Hall Marketplace	100%	91,261	2016	78,568	5.57%	No	1,186	1,671	2,338	2,474	2,617	2,407
Fox River Mall	100%	191,039	2016	162,026	5.96%	No	2,619	3,703	5,705	6,059	6,436	4,492
Glenbrook Square	100%	170,877	2016	141,976	4.91%	No	2,623	3,670	4,989	5,243	5,510	6,866
Harborplace	100%	49,238	2016	44,547	5.79%	No	469	664	992	1,052	1,115	401
Lakeside Mall	100%	172,854	2016	144,451	4.28%	No	3,057	4,248	5,644	5,894	6,155	3,405
Lincolnshire Commons	100%	27,614	2016	24,702	5.98%	No	251	356	538	572	607	588
North Point Mall	100%	208,994	2016	183,689	5.48%	No	2,773	3,905	5,444	5,754	6,082	1,347
Oxmoor Center	100%	55,209	2016	46,799	6.85%	No	719	1,026	1,427	1,530	1,639	2,069
Pine Ridge Mall	100%	25,444	2016	21,071	5.08%	No	397	556	754	794	835	1,039
Red Cliffs Mall	100%	24,183	2016	20,026	5.08%	No	377	528	716	754	794	987
Ridgedale Center	100%	171,635	2016	143,918	4.86%	No	2,706	3,783	5,121	5,379	5,650	5,079
The Maine Mall	100%	208,388	2016	172,630	4.84%	No	3,260	4,557	6,176	6,486	6,811	8,467
The Parks at Arlington	100%	172,325	2016	161,847	7.50%	No	1,417	2,018	2,174	2,343	2,525	—
The Woodlands	100%	236,433	2016	213,059	5.91%	No	2,193	3,109	4,674	4,962	5,267	3,169
Three Rivers Mall	100%	20,716	2016	17,155	5.08%	No	323	453	614	646	680	846
Valley Hills Mall	100%	54,551	2016	46,302	4.73%	No	948	1,324	1,765	1,851	1,942	420
Valley Plaza Mall	100%	90,713	2016	75,790	3.90%	No	1,864	2,580	3,356	3,491	3,632	—
Vista Ridge Mall	100%	77,143	2016	64,660	6.87%	No	1,375	1,947	2,552	2,733	2,926	951

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate Balance	Maturity	Balloon Payment at	Coupon		Amortization
Property	Own %	(2)	Year	Maturity	Rate	Recourse	2011	2012	2013	2014	2015	Subsequent
Washington Park Mall	100%	11,659	2016	9,988	5.35%	No	183	257	348	367	387	130
White Marsh Mall	100%	184,536	2016	163,196	5.62%	No	1,941	2,718	3,933	4,159	4,399	4,189
Willowbrook Mall	100%	152,950	2016	129,580	6.82%	No	2,374	3,384	4,567	4,894	5,243	2,907
1160-80 Town Center Drive	100%	7,758	2017	1,251	6.99%	Yes - Full	449	636	1,181	1,266	1,358	1,617
Augusta Mall	100%	172,164	2017	145,438	5.49%	No	1,745	2,461	3,627	3,834	4,053	11,005
Beachwood Place	100%	232,918	2017	190,177	5.60%	No	3,010	4,243	5,944	6,290	6,656	16,599
Columbia Mall	100%	88,778	2017	77,540	6.05%	No	796	1,130	1,713	1,821	1,935	3,843
Eastridge (CA)	100%	167,564	2017	144,105	5.79%	Yes - Partial	1,589	2,249	3,364	3,566	3,781	8,911
Four Seasons Town Centre	100%	95,106	2017	72,094	5.60%	No	2,224	3,126	3,324	3,517	3,722	7,100
Knollwood Mall	100%	38,634	2017	31,113	5.35%	No	542	761	1,051	1,109	1,171	2,887
Mall of Louisiana	100%	227,761	2017	192,116	5.81%	No	2,440	3,450	5,023	5,326	5,647	13,760
Market Place Shopping Center	100%	104,560	2017	91,325	6.05%	No	938	1,331	2,017	2,144	2,279	4,526
Saint Louis Galleria	100%	228,811	2017	188,966	4.86%	No	3,547	4,959	6,730	7,069	7,425	10,116
Sikes Senter	100%	59,270	2017	48,194	5.20%	No	873	1,225	1,677	1,768	1,863	3,669
Stonestown Galleria	100%	213,228	2017	183,227	5.79%	No	1,979	2,801	4,213	4,467	4,736	11,805
Tysons Galleria	100%	251,060	2017	214,755	5.72%	No	2,424	3,428	5,107	5,411	5,734	14,201
10450 West Charleston Blvd	100%	3,892	2018	106	6.84%	No	289	409	438	469	502	1,677
Ala Moana Center	100%	1,319,451	2018	1,094,579	5.59%	Yes - Partial	19,294	27,177	28,966	30,650	32,432	86,353
Bellis Fair	100%	57,766	2018	37,506	7.34%	No	1,647	2,341	2,519	2,710	2,916	8,127
Fallbrook Center	100%	83,866	2018	71,473	6.14%	No	738	1,049	1,596	1,698	1,807	5,506
River Hills Mall	100%	78,933	2018	67,269	6.14%	No	694	987	1,502	1,598	1,700	5,182
Sooner Mall	100%	59,200	2018	50,452	6.14%	No	521	740	1,127	1,199	1,275	3,886
The Boulevard Mall	100%	102,756	2018	72,881	4.27%	No	2,002	2,781	3,647	3,808	3,977	13,659
The Gallery at Harborplace - Other	100%	13,420	2018	3,374	6.05%	No	1,132	1,592	1,099	1,167	1,239	3,818
Southlake Mall	100%	98,748	2019	77,877	6.44%	No	813	1,160	1,792	1,913	2,042	13,151
Westlake Center - Other	99%	2,413	2021	2,413	12.08%	No	—	—	—	—	—	—
Providence Place - Other	100%	44,277	2028	2,381	7.75%	No	1,270	1,371	1,480	1,597	1,724	34,454
Provo Towne Center - Other	75%	2,250	2095	—	10.00%	Yes - Full	0	0	0	0	0	2,249
Consolidated Property Level		$13,203,022		$11,593,191	5.54%		$190,655	$262,765	$326,416	$269,618	$210,552	$349,825

Unconsolidated Property Level
Arrowhead Towne Center	33%	$24,576	2011	$24,300	6.90%	No	$276	$—	$—	$—	$—	$—
First Colony Mall	50%	91,619	2011	90,877	5.63%	No	742	—	—	—	—	—
Galleria at Tyler	50%	125,000	2011	125,000	5.31%	No	—	—	—	—	—	—
Natick Mall	50%	175,000	2011	175,000	5.65%	No	—	—	—	—	—	—
Natick West	50%	70,000	2011	70,000	5.45%	No	—	—	—	—	—	—
Northbrook Court	50%	42,663	2011	42,274	7.15%	No	388	—	—	—	—	—
Pinnacle Hills Promenade	50%	70,000	2011	70,000	5.57%	No	—	—	—	—	—	—
Riverchase Galleria	50%	152,500	2011	152,500	5.65%	No	—	—	—	—	—	—
Willowbrook Mall	50%	43,761	2011	43,761	6.94%	No	—	—	—	—	—	—
Clackamas Town Center	50%	100,000	2012	100,000	6.05%	No	—	—	—	—	—	—
Florence Mall	71%	65,691	2012	63,783	4.95%	No	991	917	—	—	—	—
Glendale Galleria	50%	182,733	2012	177,133	4.93%	No	2,747	2,853	—	—	—	—
Oakbrook Center	47%	97,252	2012	93,427	5.12%	No	1,876	1,949	—	—	—	—
Park Meadows	35%	126,000	2012	126,000	5.96%	No	—	—	—	—	—	—
Stonebriar Centre	50%	80,011	2012	76,785	5.23%	No	1,416	1,810	—	—	—	—
The Oaks Mall	51%	52,020	2012	52,020	5.74%	No	—	—	—	—	—	—
Westroads Mall	51%	45,518	2012	45,518	5.74%	No	—	—	—	—	—	—
Altamonte Mall	50%	75,000	2013	75,000	5.05%	No	—	—	—	—	—	—

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate Balance	Maturity	Balloon Payment at	Coupon		Amortization
Property	Own %	(2)	Year	Maturity	Rate	Recourse	2011	2012	2013	2014	2015	Subsequent
Bridgewater Commons	35%	45,167	2013	43,143	5.27%	No	845	1,179	—	—	—	—
Carolina Place	50%	74,846	2014	68,211	4.60%	No	1,720	2,396	2,520	—	—	—
Alderwood	50%	129,019	2015	120,599	6.65%	No	1,319	1,864	1,991	2,128	1,118	—
Quail Springs Mall	50%	36,249	2015	33,432	6.74%	No	443	632	684	732	327	—
Towson Town Center	35%	62,698	2015	60,019	3.86%	No	409	585	634	687	364	—
Center Pointe Plaza	50%	6,533	2017	5,570	6.31%	No	106	150	161	171	183	194
Christiana Mall	50%	117,500	2020	108,541	5.10%	No	—	—	—	—	401	8,558
Kenwood Towne Centre	70%	163,914	2020	137,191	5.14%	No	1,584	2,232	2,383	2,517	2,659	15,349
Water Tower Place	52%	102,657	2020	83,850	4.85%	No	1,191	1,657	1,739	1,825	1,916	10,481
Village of Merrick Park	40%	74,000	2021	62,398	5.73%	No	583	917	984	1,043	1,105	6,969
Whaler’s Village	50%	40,000	2021	40,000	5.39%	No	—	—	—	—	—	—
Lake Mead & Buffalo	50%	2,642	2023	0	7.20%	No	103	146	157	168	181	1,888
The Trails Village Center	50%	7,298	2023	78	8.21%	No	265	380	412	447	485	5,232
Unconsolidated Property Level		$2,481,868		$2,366,571	5.50%		$17,002	$19,666	$11,664	$9,718	$8,738	$48,509

Total Fixed - Property Level		$15,684,890		$13,959,762	5.53%		$207,657	$282,431	$338,080	$279,336	$219,290	$398,334
												—
Consolidated Corporate												—
Ivanhoe Capital	100%	$93,713	2012	$93,713	5.74%	Yes - Full	$—	$—	$—	$—	$—	$—
Rouse Bonds - 1995 Indenture	100%	349,472	2012	349,472	7.20%	Yes - Full	—	—	—	—	—	—
Homart I	100%	245,115	2013	245,115	5.95%	Yes - Full	—	—	—	—	—	—
Rouse Bonds - 1995 Indenture	100%	91,786	2013	91,786	5.38%	Yes - Full	—	—	—	—	—	—
Rouse Bonds - 2006 Indenture	100%	600,054	2013	600,054	6.75%	Yes - Full	—	—	—	—	—	—
Arizona Two (HHC)	100%	29,507	2015	573	4.41%	Yes - Full	4,259	5,902	6,167	6,445	6,162	—
Rouse Bonds - 2010 Indenture	100%	608,688	2015	608,688	6.75%	Yes - Full	—	—	—	—	—	—
Consolidated Corporate		$2,018,334		$1,989,400	6.59%		$4,259	$5,902	$6,167	$6,445	$6,162	$—

Total Fixed Rate Debt		$17,703,224		$15,949,162	5.65%		$211,916	$288,333	$344,247	$285,781	$225,452	$398,334

Variable Rate

Consolidated Property Level
Oakwood Center	100%	$47,206	2014	$45,057	Libor + 225bps	Yes - Full	$430	$608	$653	$459	$—	$—
Animas Valley Mall	100%	44,250	2016	38,798	Libor + 325bps	Yes - Partial	698	960	1,016	1,068	1,124	586
Birchwood Mall	100%	47,786	2016	41,893	Libor + 325bps	Yes - Partial	754	1,038	1,098	1,155	1,214	633
Cache Valley Mall	100%	29,149	2016	25,551	Libor + 325bps	Yes - Partial	461	634	670	705	741	387
Colony Square Mall	100%	28,730	2016	25,187	Libor + 325bps	Yes - Partial	454	624	660	694	730	381
Columbiana Centre	100%	105,707	2016	92,674	Libor + 325bps	Yes - Partial	1,669	2,295	2,429	2,554	2,686	1,401
Foothills Mill	100%	39,392	2016	34,527	Libor + 325bps	Yes - Partial	623	857	906	953	1,002	523
Grand Teton Mall	100%	51,666	2016	45,296	Libor + 325bps	Yes - Partial	816	1,122	1,187	1,248	1,313	685
Mall at Sierra Vista	100%	23,763	2016	20,826	Libor + 325bps	Yes - Partial	376	517	547	576	605	316
Mall of the Bluffs	100%	26,385	2016	23,136	Libor + 325bps	Yes - Partial	416	572	605	637	670	349
Mayfair	100%	302,524	2016	265,224	Libor + 325bps	Yes - Partial	4,776	6,569	6,950	7,309	7,687	4,009
Mondawmin Mall	100%	73,887	2016	64,764	Libor + 325bps	Yes - Partial	1,168	1,607	1,700	1,788	1,880	980
North Plains Mall	100%	13,402	2016	11,750	Libor + 325bps	Yes - Partial	212	291	308	324	340	178
North Town Mall	100%	91,210	2016	79,957	Libor + 325bps	Yes - Partial	1,441	1,982	2,097	2,205	2,319	1,209

MORTGAGES, NOTES, AND LOANS PAYABLE

Detail, at share (1)

(in thousands)

		Proportionate Balance	Maturity	Balloon Payment at	Coupon		Amortization
Property	Own %	(2)	Year	Maturity	Rate	Recourse	2011	2012	2013	2014	2015	Subsequent
Oakwood	100%	83,091	2016	72,848	Libor + 325bps	Yes - Partial	1,312	1,804	1,909	2,007	2,111	1,101
Owings Mills Mall	100%	24,670	2016	21,622	Libor + 325bps	Yes - Partial	390	537	568	597	628	327
Pierre Bossiere	100%	42,200	2016	36,987	Libor + 325bps	Yes - Partial	668	918	971	1,022	1,074	560
Pioneer Place	100%	160,690	2016	140,865	Libor + 325bps	Yes - Partial	2,538	3,491	3,694	3,885	4,086	2,131
Salem Center	100%	38,104	2016	33,404	Libor + 325bps	Yes - Partial	602	828	876	921	968	505
Silver Lake Mall	100%	13,317	2016	11,665	Libor + 325bps	Yes - Partial	212	291	308	324	340	178
Southwest Plaza	100%	108,329	2016	94,965	Libor + 325bps	Yes - Partial	1,711	2,353	2,490	2,619	2,754	1,436
Spring Hill Mall	100%	53,578	2016	46,969	Libor + 325bps	Yes - Partial	846	1,164	1,231	1,295	1,362	710
The Shops at Fallen Timbers	100%	47,854	2016	41,943	Libor + 325bps	Yes - Partial	757	1,041	1,101	1,158	1,218	635
Westwood Mall	100%	27,515	2016	24,119	Libor + 325bps	Yes - Partial	435	598	633	665	700	365
White Mountain Mall	100%	10,789	2016	9,449	Libor + 325bps	Yes - Partial	172	236	250	263	276	144
Fashion Show	100%	634,831	2017	538,366	Libor + 300bps	Yes - Full	10,378	14,453	15,189	15,963	16,776	23,705
The Shoppes At The Palazzo	100%	245,338	2017	208,058	Libor + 300bps	Yes - Full	4,011	5,586	5,870	6,169	6,483	9,161
Consolidated Property Level		$2,415,362		$2,095,904	3.42%		$38,323	$52,973	$55,916	$58,563	$61,089	$52,594

Unconsolidated Property Level
Superstition Springs Center	33%	$22,498	2011	$22,498	Libor + 37bps	No	$—	$—	$—	$—	$—	$—
Shopping Leblon (Brazil)	49%	4,515	2012	4,515	various	No	—	—	—	—	—	—
Unconsolidated Property Level		$27,013		$27,013	3.07%		$—	$—	$—	$—	$—	$—

Total Variable- Property Level		$2,442,375		$2,122,917	3.41%		$38,323	$52,973	$55,916	$58,563	$61,089	$52,594

Consolidated Corporate
Trust preferred securities	100%	$206,200	2036	$206,200	Libor + 145bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.75%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$2,648,575		$2,329,117	3.29%		$38,323	$52,973	$55,916	$58,563	$61,089	$52,594

Total (2)(3)(4)		$20,351,799		$18,278,279	5.35%		$250,239	$341,306	$400,163	$344,343	$286,541	$450,928

(1) Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.

(2) Excludes Discontinued operations.

(3) Excludes the $750M corporate revolver. As of 3/31/2011, the corporate revolver was undrawn.

(4) Reflects amortization for the period subsequent to March 31, 2011.

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Regional Malls
Ala Moana Center	Macy’s, Neiman Marcus, Sears	100%	Honolulu, HI	964,807	829,114	200,000	14,044	361,774	2,369,739	97.6%
Animas Valley Mall	Dillard’s, JCPenney, Sears	100%	Farmington, NM	274,158	188,817	—	—	—	462,975	93.4%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,867	320,202	162,790	—	—	752,859	99.8%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	490,505	—	597,223	—	—	1,087,728	96.9%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	424,187	97,906	720,931	—	—	1,243,024	97.2%
Bayshore Mall	Kohl’s (Stearns), Sears	100%	Eureka, CA	392,740	87,939	132,319	—	—	612,998	79.1%
Bayside Marketplace	—	100%	Miami, FL	218,075	—	—	—	—	218,075	90.0%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	334,162	332,580	247,000	—	—	913,742	93.7%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Macy’s Home Store, Sears, Target	100%	Bellingham (Seattle), WA	335,387	200,414	237,910	—	—	773,711	94.3%
Birchwood Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Port Huron (Detroit), MI	298,913	161,216	264,918	—	—	725,047	82.3%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Boise, ID	421,059	425,556	247,714	116,677	—	1,211,006	95.0%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	396,883	267,471	319,391	197,033	—	1,180,778	91.8%
Burlington Town Center	Macy’s	100%	Burlington, VT	153,024	—	146,753	—	54,617	354,394	88.2%
Cache Valley Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Logan, UT	170,747	145,832	—	180,956	—	497,535	85.2%
Capital Mall	Dillard’s, JCPenney, Sears	100%	Jefferson City, MO	317,266	97,537	135,540	—	—	550,343	79.6%
Chula Vista Center	Burlington Coat Factory (Mds Realty), JCPenney, Macy’s, Sears	100%	Chula Vista (San Diego), CA	320,199	—	554,100	—	—	874,299	92.8%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	333,096	123,921	466,469	—	—	923,486	88.5%
Collin Creek	Dillard’s, JCPenney, Macy’s, Sears	100%	Plano, TX	327,887	176,259	613,824	—	—	1,117,970	89.9%
Colony Square Mall	Elder-Beerman, JCPenney, Sears	100%	Zanesville, OH	284,147	148,881	58,997	—	—	492,025	81.2%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	314,729	85,972	335,088	—	—	735,789	94.5%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	267,007	198,334	360,643	—	—	825,984	94.7%
Coral Ridge Mall	Dillard’s, JCPenney, Sears, Target, Younkers	100%	Coralville (Iowa City), IA	524,730	—	551,165	—	—	1,075,895	97.1%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Albuquerque, NM	406,543	118,272	627,753	—	—	1,152,568	95.7%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	367,452	394,167	129,275	—	—	890,894	97.5%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	384,426	147,409	500,575	—	—	1,032,410	94.5%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	494,886	43,479	653,540	—	—	1,191,905	98.8%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	286,710	213,913	75,883	—	—	576,506	76.3%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	636,700	246,261	426,000	—	—	1,308,961	95.9%
Eden Prairie Center	Kohl’s, Sears, Target, Von Maur, JCPenney	100%	Eden Prairie (Minneapolis), MN	404,046	279,422	452,081	—	—	1,135,549	97.8%
Faneuil Hall Marketplace	—	100%	Boston, MA	191,396	—	—	—	156,426	347,822	93.9%
Fashion Place	Dillard’s, Nordstrom, Sears	100%	Murray, UT	366,270	—	600,778	42,962	—	1,010,010	98.4%
Fashion Show	Bloomingdale’s Home, Dillard’s, Macy’s, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	656,411	167,000	1,059,614	—	—	1,883,025	95.8%
Foothills Mall	Macy’s, Sears	100%	Fort Collins, CO	283,753	137,337	202,760	—	—	623,850	69.0%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	473,007	429,969	212,047	—	—	1,115,023	88.1%
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Appleton, WI	618,728	30,000	564,914	—	—	1,213,642	91.9%
Gateway Mall	Kohl’s, Sears, Target	100%	Springfield, OR	485,956	218,055	113,613	—	—	817,624	81.3%
Glenbrook Square	JCPenney, Macy’s, Sears	100%	Fort Wayne, IN	573,363	433,870	221,000	—	—	1,228,233	96.3%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	330,195	—	691,605	—	—	1,021,800	92.3%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	211,756	323,925	—	93,274	—	628,955	95.2%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	415,731	156,096	272,957	—	—	844,784	88.3%
Harborplace	—	100%	Baltimore, MD	160,262	—	—	—	—	160,262	84.2%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	351,377	—	596,570	—	—	947,947	99.5%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	723,316	—	349,760	260,354	—	1,333,430	99.2%
Knollwood Mall	Kohl’s	100%	St. Louis Park (Minneapolis), MN	383,935	80,684	—	—	—	464,619	94.3%
Lakeland Square	Burlington Coat Factory (Ddr), Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Sears	100%	Lakeland (Orlando), FL	274,061	104,113	505,925	—	—	884,099	85.2%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	497,812	115,300	905,418	—	—	1,518,530	73.9%
Lansing Mall	JCPenney, Macy’s, Younkers	100%	Lansing, MI	443,526	288,170	103,000	—	—	834,696	90.2%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	636,179	150,434	500,958	—	—	1,287,571	99.3%
Mall at Sierra Vista	Dillard’s, Sears	100%	Sierra Vista, AZ	169,361	—	196,492	—	—	365,853	89.9%
Mall Of Louisiana	Dillard’s, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	585,663	—	805,630	146,213	—	1,537,506	97.8%
Mall Of The Bluffs	Dillard’s, Sears	100%	Council Bluffs (Omaha, NE), IA	375,133	—	326,222	—	—	701,355	72.7%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	459,939	230,874	395,705	—	—	1,086,518	94.1%
Mall St. Vincent	Dillard’s, Sears	100%	Shreveport, LA	184,714	—	348,000	—	—	532,714	93.9%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears	100%	Champaign, IL	508,956	385,766	149,980	—	—	1,044,702	95.8%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	616,875	288,596	210,714	—	402,589	1,518,774	98.0%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	308,406	—	636,853	—	—	945,259	92.1%
Mondawmin Mall	—	100%	Baltimore, MD	369,850	—	—	—	65,317	435,167	96.4%
Newgate Mall	Dillard’s, Macerich (Md Realty I, Llc), Sears	100%	Ogden (Salt Lake City), UT	378,993	149,624	196,256	—	—	724,873	94.2%
Newpark Mall	JCPenney, Macy’s, Sears, Target	100%	Newark (San Francisco), CA	373,448	207,372	533,502	—	—	1,114,322	90.0%
North Plains Mall	Beall’s, Dillard’s, JCPenney, Sears	100%	Clovis, NM	109,107	194,081	—	—	—	303,188	90.2%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	408,721	603,136	363,151	—	—	1,375,008	89.9%
North Star Mall	Dillard’s, Macy’s, Saks Fifth Avenue	100%	San Antonio, TX	514,711	207,196	522,126	—	—	1,244,033	98.3%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	610,358	45,369	824,443	—	—	1,480,170	87.2%
Northtown Mall	JCPenney, Kohl’s, Macy’s, Red Fox, Sears	100%	Spokane, WA	489,708	310,859	242,392	—	—	1,042,959	79.2%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	257,181	149,400	454,860	—	—	861,441	90.9%
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	240,781	—	517,394	—	—	758,175	86.3%
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	397,744	116,620	298,224	—	—	812,588	91.5%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	407,212	220,824	315,760	—	—	943,796	93.6%
Owings Mills Mall (2)	JCPenney, Macy’s	100%	Owings Mills, MD	438,017	120,000	527,037	—	320,304	1,405,358	48.1%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	357,181	156,000	411,210	—	—	924,391	96.3%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	307,217	—	459,057	—	—	766,274	94.7%
Park City Center	Bon Ton, The, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	541,947	514,917	384,980	—	—	1,441,844	91.9%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	473,564	—	581,457	—	—	1,055,021	99.0%
Peachtree Mall	Dillard’s, JCPenney, Macy’s	100%	Columbus, GA	309,260	—	508,615	—	—	817,875	90.7%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington Coat Factory	100%	Monroe, LA	328,884	83,398	532,038	—	—	944,320	94.7%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	350,776	395,219	386,056	—	—	1,132,051	94.2%
Pierre Bossier Mall	Dillard’s, JCPenney, Sears, Stage	100%	Bossier City (Shreveport), LA	212,976	46,406	346,892	—	—	606,274	88.2%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Pine Ridge Mall	JCPenney, Sears, Shopko	100%	Pocatello, ID	198,458	437,987	—	—	—	636,445	76.6%
Pioneer Place	—	100%	Portland, OR	294,877	—	60,000	—	292,096	646,973	87.0%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	267,370	174,247	61,873	—	—	503,490	96.3%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	749,710	—	513,691	—	—	1,263,401	98.7%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,841	151,090	340,629	—	—	792,560	89.1%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	149,962	235,031	—	57,304	—	442,297	92.9%
Regency Square Mall	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	556,728	479,846	399,155	—	—	1,435,729	80.1%
Ridgedale Center	JCPenney, Macy’s, Sears	100%	Minnetonka, MN	325,739	—	702,380	—	—	1,028,119	95.6%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	352,935	189,559	174,383	—	—	716,877	90.8%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	544,123	—	726,971	—	—	1,271,094	95.3%
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	281,412	170,625	186,359	—	—	638,396	88.7%
Saint Louis Galleria	Dillard’s, Macy’s	100%	St. Louis, MO	460,675	—	576,052	—	—	1,036,727	96.4%
Salem Center	JCPenney, Kohl’s, Macy’s, Nordstrom	100%	Salem, OR	194,118	—	438,000	—	—	632,118	84.3%
Sikes Senter	Dillard’s, JCPenney, Sears	100%	Wichita Falls, TX	292,801	374,690	—	—	—	667,491	94.0%
Silver Lake Mall	JCPenney, Macy’s (Fred Meyer), Sears	100%	Coeur D’ Alene, ID	152,793	172,253	—	—	—	325,046	84.1%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	207,766	129,823	171,527	—	—	509,116	93.6%
Southlake Mall	JCPenney, Macy’s, Sears	100%	Morrow (Atlanta), GA	272,331	—	740,252	—	—	1,012,583	91.2%
Southland Center	JCPenney, Macy’s	100%	Taylor (Detroit), MI	320,173	583,037	—	—	—	903,210	94.1%
Southland Mall	JCPenney, Kohl’s (Macerich), Macy’s, Sears	100%	Hayward, CA	528,300	349,400	390,864	—	—	1,268,564	83.0%
Southshore Mall	JCPenney, Sears	100%	Aberdeen, WA	139,566	68,979	64,796	—	—	273,341	57.1%
Southwest Plaza	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton (Denver), CO	636,868	93,630	669,611	—	90,067	1,490,176	91.5%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	346,723	126,243	252,841	126,048	—	851,855	93.5%
Spring Hill Mall	Carson Pirie Scott, JCPenney, Kohl’s, Macy’s, Sears	100%	West Dundee (Chicago), IL	485,960	—	681,580	—	—	1,167,540	84.8%
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	519,880	13,726	657,363	79,755	—	1,270,724	97.7%
Steeplegate Mall	Bon Ton, The, JCPenney, Sears	100%	Concord, NH	222,740	256,347	—	—	—	479,087	69.6%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	429,322	160,505	267,788	—	54,314	911,929	86.6%
The Boulevard Mall	JCPenney, Macy’s, Sears	100%	Las Vegas, NV	388,836	—	788,036	—	—	1,176,872	74.7%
The Crossroads	Burlington Coat Factory (Mds Realty), JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	267,591	—	502,960	—	—	770,551	97.6%
The Gallery At Harborplace	—	100%	Baltimore, MD	131,904	—	—	—	261,780	393,684	91.2%
The Grand Canal Shoppes	—	100%	Las Vegas, NV	450,610	—	—	—	34,414	485,024	96.3%
The Maine Mall	JCPenney, Macy’s, Sears	100%	South Portland, ME	510,890	—	498,506	—	—	1,009,396	97.1%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	600,650	212,847	587,321	—	—	1,400,818	96.8%
The Parks At Arlington	Dillard’s, JCPenney, Macy’s, Sears	100%	Arlington (Dallas), TX	761,228	—	748,945	—	—	1,510,173	98.8%
The Pines	Dillard’s, JCPenney, Sears	100%	Pine Bluff, AR	285,075	69,190	270,519	—	—	624,784	50.7%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	525,893	—	512,611	—	—	1,038,504	92.7%
The Shoppes At The Palazzo	Barneys New York	100%	Las Vegas, NV	184,432	84,743	—	—	—	269,175	96.2%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	322,586	—	261,502	—	—	584,088	94.4%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	570,682	—	627,597	—	69,839	1,268,118	98.5%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	94%	Durham, NC	594,574	—	726,347	—	—	1,320,921	98.0%
The Village of Cross Keys	—	100%	Baltimore, MD	74,172	—	—	30,292	182,350	286,814	94.2%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Woodlands (Houston), TX	573,623	—	742,918	—	39,471	1,356,012	98.8%
Three Rivers Mall	JCPenney, Macy’s, Sears	100%	Kelso, WA	226,244	193,233	—	—	—	419,477	87.9%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	433,399	—	809,386	—	—	1,242,785	91.7%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	507,981	—	723,264	35,905	—	1,267,150	95.9%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	300,420	—	511,933	—	—	812,353	91.9%
Valley Hills Mall	Belk, Dillard’s, JCPenney, Sears	100%	Hickory, NC	321,797	—	611,516	—	—	933,313	95.8%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	425,528	147,792	606,487	—	—	1,179,807	95.4%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	179,878	257,000	—	—	—	436,878	90.2%
Vista Ridge Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Lewisville (Dallas), TX	392,511	—	670,210	—	—	1,062,721	87.4%
Washington Park Mall	Dillard’s, JCPenney, Sears	100%	Bartlesville, OK	162,395	122,894	71,402	—	—	356,691	93.4%
West Oaks Mall	Dillard’s, JCPenney, Sears	100%	Ocoee (Orlando), FL	411,322	223,813	430,976	—	—	1,066,111	74.7%
West Valley Mall	JCPenney, Macy’s, Sears, Target	100%	Tracy (San Francisco), CA	535,367	236,454	111,836	—	—	883,657	87.5%
Westlake Center	—	99%	Seattle, WA	95,813	—	—	—	348,808	444,621	66.5%
Westwood Mall	Elder-Beerman, JCPenney, Wal-Mart	100%	Jackson, MI	136,171	70,500	301,188	—	—	507,859	86.9%
White Marsh Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Baltimore, MD	440,038	60,000	666,010	—	—	1,166,048	93.0%
White Mountain Mall	Herberger’s, JCPenney	100%	Rock Springs, WY	207,637	94,482	—	—	—	302,119	97.4%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	483,742	2,060	1,028,000	—	—	1,513,802	97.8%
Woodbridge Center	JCPenney, Lord & Taylor, Macy’s, Sears	100%	Woodbridge, NJ	669,951	424,100	560,935	—	—	1,654,986	95.5%
Total Consolidated Regional Malls			Count: 135	51,383,166	18,757,610	49,040,367	1,380,817	2,734,166	123,296,126	91.4%

Unconsolidated Regional Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	577,795	—	705,898	—	—	1,283,693	99.2%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	476,751	158,658	519,890	—	—	1,155,299	94.2%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	395,816	150,525	352,351	43,296	—	941,988	98.2%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	382,519	277,404	496,098	—	—	1,156,021	99.3%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	456,173	—	641,312	—	—	1,097,485	98.8%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	591,853	—	774,842	—	—	1,366,695	96.8%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	494,801	—	619,048	—	—	1,113,849	98.9%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	405,015	—	552,407	—	—	957,422	89.4%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	557,286	—	468,208	—	—	1,025,494	97.6%
Glendale Galleria	—	50%	Glendale, CA	514,352	90,000	715,000	—	136,899	1,456,251	94.9%
Kenwood Towne Centre	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	515,066	240,656	400,665	—	—	1,156,387	96.3%
Mizner Park	—	50%	Boca Raton, FL	247,152	39,914	—	—	262,141	549,207	81.5%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears	50%	Natick (Boston), MA	470,634	194,558	516,662	—	—	1,181,854	97.4%
Natick West	Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	264,345	—	236,430	—	—	500,775	98.7%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	412,530	188,394	418,595	—	—	1,019,519	95.6%
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	467,826	126,000	410,277	—	—	1,004,103	96.9%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Oakbrook Center	Bloomingdale’s Home, Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	904,615	525,766	659,812	—	239,270	2,329,463	97.3%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	511,526	—	140,000	—	—	651,526	97.1%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	749,128	—	823,000	—	—	1,572,128	97.2%
Perimeter Mall	Bloomingdale’s, Dillard’s, Macy’s, Nordstrom	50%	Atlanta, GA	516,361	—	1,053,274	—	—	1,569,635	89.1%
Pinnacle Hills Promenade	Dillard’s, JCPenney	50%	Rogers, AR	357,775	98,540	162,140	397,597	19,639	1,035,691	92.7%
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Oklahoma City, OK	451,077	—	687,853	—	—	1,138,930	95.5%
Riverchase Galleria	Belk, Belk Home Store, JCPenney, Macy’s, Sears	50%	Hoover (Birmingham), AL	679,438	137,867	742,920	—	—	1,560,225	91.0%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	785,224	—	865,192	—	—	1,650,416	96.1%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	51%	Gainesville, FL	339,957	233,367	324,500	—	—	897,824	98.2%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	353,081	—	333,219	—	—	686,300	99.4%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	581,179	—	419,129	—	—	1,000,308	94.5%
Village Of Merrick Park	—	40%	Coral Gables, FL	406,712	—	330,000	—	101,263	837,975	91.5%
Water Tower Place	Macy’s	52%	Chicago, IL	378,350	296,128	—	—	88,809	763,287	93.1%
Westroads Mall	JCPenney, Von Maur, Younkers	51%	Omaha, NE	539,821	—	529,402	—	—	1,069,223	97.4%
Whaler’s Village	—	50%	Lahaina, HI	106,123	—	—	—	—	106,123	98.7%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	400,619	—	984,372	—	—	1,384,991	97.8%
Total Unconsolidated Regional Malls			Count: 32	15,290,900	2,757,777	15,882,496	440,893	848,021	35,220,087	95.8%
Total Regional Malls (excluding Third Party Managed) (3)			Count: 167	66,674,066	21,515,387	64,922,863	1,821,710	3,582,187	158,516,213	92.4%

Third Party Managed Regional Malls
Arrowhead Towne Center	Dillard’s, JCPenney, Macy’s, Sears	33%	Glendale, AZ	541,038	—	656,414	—	—	1,197,452	98.9%
Superstition Springs Center	Dillard’s, JCPenney, Macy’s, Sears	33%	East Mesa (Phoenix), AZ	387,792	—	693,992	—	—	1,081,784	98.5%
Total Third Party Managed Regional Malls			Count: 2	928,830	—	1,350,406	—	—	2,279,236	98.8%
Total Regional Malls			Count: 169	67,602,896	21,515,387	66,273,269	1,821,710	3,582,187	160,795,449	92.5%

International Properties (4)
Bangu Shopping		31%	Rio de Janeiro, Rio de Janeiro (Brazil)	558,964	—	—	—	—	558,964	99.8%
Boulevard Brasilia		16%	Brasilia, Brazil	182,181	—	—	—	—	182,181	83.5%
Boulevard Shopping Belem		24%	Belem, Brazil	365,847	—	—	—	—	365,847	98.6%
Boulevard Shopping Belo Horizonte		22%	Belo Horizonte, Minas Gerais (Brazil)	463,541	—	—	—	—	463,541	87.7%
Boulevard Shopping Campina Grande		11%	Campina Grande, Paraiba (Brazil)	186,594	—	—	—	—	186,594	99.4%
Carioca Shopping		13%	Rio de Janeiro, Rio de Janeiro (Brazil)	252,534	—	—	—	—	252,534	99.6%
Caxias Shopping		13%	Rio de Janeiro, Rio de Janeiro (Brazil)	275,117	—	—	—	—	275,117	98.2%
Santana Parque Shopping		16%	Sao Paulo, Sao Paulo (Brazil)	285,698	—	—	—	—	285,698	98.4%
Shopping Grande Rio		8%	Rio de Janeiro, Rio de Janeiro (Brazil)	385,620	—	—	—	—	385,620	98.8%
Shopping Iguatemi Salvador		14%	Salvador, Bahia (Brazil)	647,778	—	—	—	—	647,778	99.2%
Shopping Leblon		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	246,786	—	—	—	—	246,786	100.0%
Shopping Santa Ursula		12%	Ribeirao Preto, Brazil	248,519	—	—	—	—	248,519	89.8%
Shopping Taboao		12%	Taboao da Serra, Sao Paulo (Brazil)	383,209	—	—	—	—	383,209	99.6%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
SuperShopping Osasco		11%	Sao Paulo, Sao Paulo (Brazil)	189,888	—	—	—	—	189,888	94.6%
Via Parque Shopping		22%	Rio de Janeiro, Rio de Janeiro (Brazil)	580,578	—	—	—	—	580,578	99.3%
International Properties (4)			Count: 15	5,252,854	—	—	—	—	5,252,854	97.0%

Stand Alone Offices and Strip Centers
10 Columbia Corporate Center		100%	Towson (Baltimore), MD	6,500	—	—	—	87,235	93,735	78.3%
10000 Covington Cross		100%	Las Vegas, NV	—	—	—	—	35,867	35,867	100.0%
10000 West Charleston		100%	Las Vegas, NV	—	—	—	—	71,388	71,388	77.2%
10190 Covington Cross		100%	Las Vegas, NV	—	—	—	—	74,895	74,895	88.2%
10450 West Charleston Blvd		100%	Las Vegas, NV	—	—	—	—	71,607	71,607	100.0%
1120-1140 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	104,220	104,220	61.5%
1160-1180 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	104,567	104,567	10.0%
1201-1241 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	75,831	75,831	2.4%
1251-1281 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	54,168	54,168	0.0%
1551 Hillshire Drive		100%	Las Vegas, NV	—	—	—	—	69,500	69,500	100.0%
1635 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	38,539	38,539	50.8%
1645 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	49,411	49,411	60.2%
20 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	106,372	106,372	87.0%
30 Columbia Corporate Center		100%	Towson (Baltimore), MD	14,166	—	—	—	129,725	143,891	55.2%
40 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	136,090	136,090	73.3%
50 Columbia Corporate Center		100%	Towson (Baltimore), MD	7,750	—	—	—	111,200	118,950	86.4%
60 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	101,880	101,880	94.5%
70 Columbia Corporate Center		100%	Towson (Baltimore), MD	—	—	—	—	169,590	169,590	28.4%
9901-9921 Covington Cross		100%	Las Vegas, NV	—	—	—	—	57,110	57,110	35.3%
9950-9980 Covington Cross		100%	Las Vegas, NV	—	—	—	—	81,712	81,712	0.0%
Austin Bluffs Plaza		100%	Colorado Springs, CO	—	—	—	109,402	—	109,402	48.4%
Bailey Hills Village		100%	Eugene, OR	—	—	—	11,907	—	11,907	49.7%
Baskin Robbins		100%	Idaho Falls, ID	—	—	—	1,814	—	1,814	100.0%
Boise Plaza		73%	Boise, ID	—	—	—	114,404	—	114,404	100.0%
Center Point Plaza (5)		50%	Las Vegas, NV	70,299	—	—	74,336	—	144,635	96.8%
Corporate Pointe 2		100%	Las Vegas, NV	—	—	—	—	41,390	41,390	50.1%
Corporate Pointe 3		100%	Las Vegas, NV	—	—	—	—	68,346	68,346	100.0%
Crossing Business Center 6		100%	Las Vegas, NV	—	—	—	—	52,975	52,975	0.0%
Crossing Business Center 7		100%	Las Vegas, NV	—	—	—	—	58,950	58,950	100.0%
Columbia Bank Drive Thru		100%	Towson (Baltimore), MD	—	—	—	17,000	—	17,000	100.0%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	876,426	—	876,426	97.7%
Fort Union		100%	Midvale (Salt Lake City), UT	—	—	—	32,968	—	32,968	100.0%
Fremont Plaza		100%	Las Vegas, NV	—	—	—	115,895	—	115,895	76.3%
Gateway Crossing Shopping Center		100%	Ogden (Salt Lake City), UT	—	—	—	177,526	—	177,526	100.0%
HHP Government Service		100%	Las Vegas, NV	—	—	—	—	56,022	56,022	100.0%
Lake Mead & Buffalo (5)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	90.8%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	122,232	—	122,232	100.0%

PORTFOLIO OPERATING METRICS

Property Schedule

As of March 31, 2011

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Lockport Mall		100%	Lockport, NY	—	—	—	90,734	—	90,734	100.0%
Orem Plaza Center Street		100%	Orem, UT	—	—	—	90,218	—	90,218	100.0%
Orem Plaza State Street		100%	Orem, UT	—	—	—	27,240	—	27,240	52.5%
Plaza 800		100%	Sparks (Reno), NV	—	—	—	72,431	—	72,431	86.2%
River Falls Mall		100%	Clarksville, IN	—	—	—	885,744	—	885,744	76.5%
River Pointe Plaza		100%	West Jordan (Salt Lake City), UT	—	—	—	224,250	—	224,250	96.6%
Riverside Plaza		100%	Provo, UT	—	—	—	176,143	—	176,143	83.7%
Senate Plaza		100%	Harrisburg-Carlisle, PA	11,186	—	—	—	230,760	241,946	96.9%
The Trails Village Center (5)		50%	Las Vegas, NV	92,129	—	—	82,515	—	174,644	96.5%
Twin Falls Crossing		100%	Twin Falls, ID	—	—	—	37,680	—	37,680	100.0%
University Crossing		100%	Orem, UT	—	—	—	209,329	—	209,329	100.0%
Woodlands Village		100%	Flagstaff, AZ	—	—	—	91,810	—	91,810	87.4%
Total Stand Alone Offices and Strip Centers			Office Count: 26 Strip Center Count: 23	267,021	—	—	3,727,961	2,239,350	6,234,332	Office: 64.5 Strip: 87.7%%

(1)         For stand alone offices, office occupancy is presented.

(2)         For the 320K s.f. of office area at Owings Mills Mall, GGP owns 65% of One Corporate Center and 55% of Two Corporate Center.

(3)         Refer to page 23 (Key Operating Performance Indicators).

(4)         GGP’s investment in Brazil is through an ownership interest in Aliansce and Luanda. For these properties, only Mall and Freestanding GLA is presented.

(5)         Third party managed strip center.

PORTFOLIO OPERATING METRICS

Key Operating Performance Indicators  (1), (2)

As of and for the three months ended March 31

	Number of Properties (3)	Mall and Freestanding GLA	Occupancy (4)	Tenant Sales (5)	Average Rent & Common Area Costs (6)	Occupancy Cost (7)	YTD New / Renewals	Expirations	Rental Spread (8)	Rental Spread %

Regional Malls - March 31, 2011	169	66,674,066	92.4%	$457	$55.42	13.7%	$55.57	$55.25	$0.32	0.6%

Regional Malls - March 31, 2010	169	66,854,652	92.0%	$426	$54.14	14.5%	$53.42	$52.76	$0.66	1.3%

Top Ten Largest Tenants (Retail Portfolio)	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other	Square Footage (in thousands)	Number of Locations

The Gap, Inc.	Gap, Banana Repubic, Old Navy	2.8%	2,470	237
Limited Brands, Inc.	Victoria’s Secret, Bath & Body Works	3.0	1,831	315
Abercrombie & Fitch Stores, Inc.	Abercrombie, Abercrombie & Fitch, Hollister	2.5	1,591	226
Foot Locker, Inc.	Footlocker, Champs Sports, Footaction USA	2.3	1,516	384
Golden Gate Capital	Express, J. Jill, Eddie Bauer	1.9	1,336	178
American Eagle Outfitters, Inc.	American Eagle, Aerie, Martin + Osa	1.5	922	161
Forever 21, Inc.	Forever 21, Gadzooks	1.6	1,600	100
Macy’s Inc.	Macy’s, Bloomingdale’s	1.4	22,665	145
Luxottica Retail North America, Inc.	Lenscrafters, Sunglass Hut, Pearle Vision	1.3	639	321
Genesco, Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.2	552	372

(1)     For comparability purposes, prior period operating metric statistics have been restated to exclude properties classified as discontinued operations.

(2)     Excludes international and third party managed regional malls.

(3)     Includes third party managed regional malls.

(4)     Represents contractual obligations for space in regional malls or predominantly retail centers and excludes traditional anchors stores.

(5)     Comparative rolling twelve month tenant sales for mall stores less than 10,000 square feet.

(6)     Weighted average rent of mall stores less than 10,000 square feet.

(7)     Represents tenants less than 10,000 square feet utilizing comparative tenant sales.

(8)     Represents average rent for tenants less than 10,000 square feet that opened or renewed during the period compared to the average rent for tenants less than 10,000 square feet that closed or expired during the period.

PORTFOLIO OPERATING METRICS

Leasing Statistics  (1)

As of and for the three months ended March 31

Signed Leasing	No.	GLA	Average Term	Initial Rent / Square Foot	Tenant Allowance / Square Foot
Regional Malls

New Leases	228	873,370	9.3	$41.27	$40.14

Renewals	371	1,347,349	6.1	$42.28	$4.57

Subtotal	599	2,220,719	7.4	$41.88	$18.56

365+ (1)	463	1,213,719	1.3	$13.38	$—

Total Regional Malls - 2010	1,062	3,434,438	6.4	$31.81	$0.38

	Three Months Ended
Tenant Capital Expenditures - at share	March 31, 2011	March 31, 2010

Tenant Allowances and Capitalized Leasing Costs (2), (3), (4)	$33,186	$20,996

Total	$33,186	$20,996

(1)	Includes short term leases on in-line space.
(2)	Certain prior period amounts have been reclassified to conform to the current period presentation.
(3)

Reflects only tenant allowances on currently operating properties or projects; allowances that relate to new and redevelopment projects are excluded (see Expansions, Redevelopments and Capital Expenditures).

(4)	Prior period tenant allowances and leasing costs have been restated to cash basis from accrual.

PORTFOLIO OPERATING METRICS

Lease Expiration Schedule  (1), (2),(3)

(in thousands, except per foot amounts)

Year	Number of Expiring Leases	Expiring GLA at 100%	Expiring GLA at Share	Percent of Total	Rent, Common Area Recoverable Charges and Tax Recoverable Charges ($ amount)	Rent, Common Area Recoverable Charges and Tax Recoverable Charges ($ psf)
Specialty Leasing	1,764	4,334	3,978	7.6%	$70,602	$16.29
2011 (4)	1,005	2,575	2,259	4.5%	138,068	53.61
2012	1,892	5,389	4,861	9.4%	301,484	55.95
2013	1,677	4,952	4,438	8.7%	268,590	54.24
2014	1,632	5,218	4,730	9.1%	293,254	56.20
2015	1,567	5,071	4,499	8.9%	319,376	62.98
2016	1,495	5,092	4,352	8.9%	332,924	65.38
2017	1,329	4,935	4,095	8.7%	335,315	67.94
2018	1,185	5,053	4,204	8.9%	360,986	71.45
2019	806	4,292	3,627	7.5%	271,247	63.20
2020	689	3,083	2,535	5.4%	207,481	67.29
Subsequent	683	7,054	6,000	12.4%	273,850	38.82
Total	15,724	57,049	49,578	100.0%	$3,173,177	$55.62

(1)	Represents contractual obligations for space in regional malls or predominantly retail centers and excludes traditional anchors stores.
(2)	Data presented for Regional Malls only. Excludes international operations and third-party managed centers.
(3)	Excludes leases on tenants paying percentage rent in lieu of base minimum rent.
(4)	Excludes leases that expired in the first quarter of 2011.

Miscellaneous

CAPITAL INFORMATION AND DEBT RATIOS

(in thousands, except per share)

March 31, 2011
Capital Information
Closing common stock price per share (1)	$15.48
Volume Weighted Average Price (2)	15.06
52 Week High (3), (4)	16.50
52 Week Low (3), (4)	14.13

Portfolio Net Debt
Portfolio Debt
Fixed	$17,703,224
Variable	2,648,575
Total Portfolio Debt	20,351,799
Less: Cash and Cash Equivalents	(1,160,189)
Portfolio Net Debt	$19,191,610

Portfolio Capitalization Data
Total Portfolio Debt	$20,351,799
Preferred Securities:
Perpetual Preferred Units at 8.25%	5,000
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	63,986
Preferred redeemable noncontrolling interests	$120,756
Other Preferred Stock	360
Total Preferred Securities	$121,116

Common stock and Operating Partnership units outstanding at end of period (1)	15,030,042
Total Market Capitalization at end of period	$35,502,957

Debt Ratios
Leverage Ratio (Portfolio Net Debt : Total Market Capitalization)	54.6%

Interest Coverage Ratio (Core EBITDA : Interest on existing debt) (5)	1.77x

Portfolio Net Debt : Core EBITDA (5)	9.4x

(1)             Reflects the closing price per share on March 31, 2011 of $15.48.

(2)             Source: Bloomberg

(3)             Does not include information prior to the Effective Date.

(4)             52-week pricing information includes intra-day highs and lows.

(5)             Reflects ratios as of December 31, 2010.

CHANGE IN TOTAL COMMON AND EQUIVALENT SHARES

	Operating Partnership Units	Company Common Shares	Total Common & Operating Partnership Units

Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2010	6,934,130	941,880,014	948,814,144
Common Unit Cash Conversion	(307,312)	—	(307,312)
Common Stock Issued as a dividend	—	22,256,121	22,256,121
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	(93,523)	(93,523)
New Common Shares Issued	—	—	—
Common Shares retired	—	—	—
Common Shares and OP Units Outstanding at March 31, 2011	6,626,818	964,042,612	970,669,430

Common Shares issuable assuming exercise of Permanent Warrants (1)		40,781,905
Common Shares issuable assuming exercise of in-the-money stock options		5,269,677
Common Shares issuable assuming exchange of OP Units		6,890,316
Diluted Common Shares and OP Units Outstanding at March 31, 2011		1,016,984,510

	Three Months Ended
	March 31, 2011	March 31, 2010
Weighted average number of Company shares outstanding (in thousands) - GAAP EPS	996,936	317,070

Weighted average number of Company shares outstanding (in thousands) - FFO/Core FFO	1,004,032	324,414

(1)     GGP has 120 million warrants outstanding (the “Permanent Warrants”) convertible to 1.0262 Common Shares with a weighted average exercise price of $10.35, with a scheduled expiration of November 9, 2017.  57.5 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, Permanent Warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The Permanent Warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.  For example, when GGP declares a dividend in cash or other property, the per share warrant price decreases.  In the event of a distribution in shares of Common Stock, the per share warrant price decreases and the number of shares per warrant outstanding will increase.  Under certain circumstances, holders of the warrants may elect to require GGP to redeem the warrants in cash (“Cash Settlement”), based on a defined formula related to GGP’s common stock.  The existence of the Cash Settlement feature, however remote, results in the warrants to be classified as a liability for GAAP, carried at fair value with changes in fair value accounted for in net income.

Shares Subject to Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of December 30, 2010 (2)		Impact of settling warrants via net share settlement
61,572,000	$10.48	Nov 9, 2017	Reduces exercise price to $10.4752	Increases number of Common shares per warrant to 1.0262	Net share: 61,572,000 x [15.48 - 10.4752] / 15.48 = 19,906,690 shares delivered
61,572,000	$10.23	Nov 9, 2017	Reduces exercise price to $10.2317	Increases number of Common shares per warrant to 1.0262	Net share: 61,572,000 x [15.48 - 10.2317] / 15.48 = 20,875,215 shares delivered
123,144,000	$10.35

(2)     Based on dividend of $35.8 million in cash and 22,256,121 million shares issued to stockholders of record on December 30, 2010; common stock price of $15.48 on December 31, 2010; and 941.88 million shares outstanding as of December 31, 2010.

FINANCIAL OVERVIEW

Discontinued Operations - Proportionate Schedules

(In thousands)

	Three Months Ended March 31, 2011
Discontinued Operations	Consolidated Properties	Unconsolidated Properties	Segment Basis
Retail and other revenues	$17,253	$3,946	$21,199
Total revenues	17,253	3,946	21,199
Retail and other operating expenses	10,943	2,861	13,804
Provisions for impairment	51	—	51
Total expenses	10,994	2,861	13,855
Operating income	$6,259	$1,085	$7,344
Interest expense, net	(5,307)	(4,470)	(9,777)
Net income (loss) from operations	952	(3,385)	(2,433)
Provision for income taxes	(23)	—	(23)
Noncontrolling interest	89	(260)	(171)
Gain on disposition of properties	144	3,270	3,414
Net income (loss) from discontinued operations	$1,162	$(375)	$787
Reconciliation of Net income (loss) from discontinued operations to FFO from discontinued operations
Net loss from discontinued operations	$1,162	$(375)	$787
Gain on disposition of properties	(144)	(3,270)	(3,414)
Depreciation and amortization of discontinued operations	3,521	735	4,256
Noncontrolling interests in depreciation of discontinued operations and other	(796)	(115)	(911)
FFO from discontinued operations	$3,743	$(3,025)	$718

	Three Months Ended March 31, 2010
Discontinued Operations	Consolidated Properties	Unconsolidated Properties	Segment Basis
Retail and other revenues	$54,553	$13,005	$67,558
Land and condominium sales	5,070	12,635	17,705
Total revenues	59,623	25,640	85,263
Retail and other operating expenses	38,253	11,354	49,607
Land and condominium sales operations	10,170	9,654	19,824
Provisions for impairment	279	—	279
Total expenses	48,702	21,008	69,710
Operating income	$10,921	$4,632	$15,553
Interest expense, net	(5,952)	(3,703)	(9,655)
Income in Unconsolidated Real Estate Affiliates	1,492	—	1,492
Reorganization items	46,218	—	46,218
Net loss from operations	52,679	929	53,608
Provision for income taxes	(1,719)	(163)	(1,882)
Noncontrolling interest	(48)	28	(20)
Gain (loss) on disposition of properties	—	(15,266)	(15,266)
Net income from discontinued operations	$50,912	$(14,472)	$36,440
Reconciliation of Net income from discontinued operations to FFO from discontinued operations
Net income from discontinued operations	$50,912	$(14,472)	$36,440
Gain (loss) on disposition of properties	—	15,266	15,266
Depreciation and amortization of discontinued operations	12,226	2,107	14,333
Noncontrolling interests in depreciation of discontinued operations and other	(1,257)	(162)	(1,419)
FFO from discontinued operations	$61,881	$2,739	$64,620

FINANCIAL OVERVIEW

Properties Included in Discontinued Operations

(In thousands)

Properties Included in Discontinued Operations

Consolidated Properties	Method of Disposition	Debt(1)
Arizona Center	Sold - March 2011	$—
Canyon Point	Sold - March 2011	—
Anaheim Crossing	Sold - February 2011	—
Yellowstone Square	Sold - February 2011	—
Vista Commons	Sold - January 2011	—
Riverlands	Sold - January 2011	—
Gateway Overlook	Sold - December 2010	54,502
Division Crossing	Sold - December 2010	4,996
Halsey Crossing	Sold - December 2010	2,445
Plaza 9400	Sold - December 2010	—
Eagle Ridge Mall	Transferred to lender	46,726
Oviedo Marketplace	Transferred to lender	50,813
Bay City Mall	Transferred to lender	23,341
Lakeview Square	Transferred to lender	40,512
Moreno Valley Mall	Transferred to lender	85,623
HHC Properties	Transferred to HHC	262,939
Subtotal - Dispositions		$571,897
University Crossing	Held for Sale	10,915
Gateway Crossing	Held for Sale	14,620
Orem Plaza	Held for Sale	3,740
River Pointe Plaza	Held for Sale	3,578
Chapel Hills Mall	Special Consideration	112,217
Chico Mall	Special Consideration	55,063
Country Hills Plaza	Special Consideration	13,224
Grand Traverse Mall	Special Consideration	82,759
Northgate Mall	Special Consideration	43,950
Piedmont Mall	Special Consideration	33,198
Subtotal - Held for Sale / Special Consideration (2)		$373,264
Total Consolidated Properties		$945,161

Unconsolidated Properties at Share
Montclair	Transferred to lender	$132,500
Highland Mall	Transferred to lender	31,990
HHC Properties	Transferred to HHC	195,462
Subtotal - Dispositions		$359,952
Silver City Galleria (3)	To be transferred to lender	64,236
Total Unconsolidated Properties at Share		$424,188

(1)          The debt balance is as of the date of disposition for the properties that were sold or transferred and as of March 31, 2011 for the Held For Sale / Special Consideration Properties.

(2)          Excludes market rate adjustments and other liabilities of $25.7 million resulting in a net carrying amount of $347.6 million classified on the March 31, 2011 balance sheet as “Liabilities on assets held for disposition”.

(3)          Excludes market rate adjustments and other liabilities of $6.3 million resulting in a net carrying amount of $70.6 million classified on the March 31, 2011 proportionate balance sheet as “Liabilities on assets held for disposition”.

EXPANSIONS, REDEVELOPMENTS, AND CAPITAL EXPENDITURES

(In millions, at share unless otherwise noted)

Expansions and Redevelopments (1)

Property	Description	Ownership %	Forecasted Cost Total	Expenditures through 3/31/11	Forecasted Cost to Complete	Projected Opening

Christiana Mall Newark, DE	Addition of Nordstrom and Target, interior mall renovation, and lifestyle center expansion	50%	$94.4	$91.3	$3.1	Q2 2011	(2)

Fashion Place Murray, UT	Addition of Nordstrom, mall shop and streetscape GLA expansion, and interior mall renovation	100%	110.9	74.7	$36.2	Q4 2012	(3)

Saint Louis Galleria St. Louis, MO	Addition of Nordstrom and mallshop GLA	100%	55.7	45.7	$10.0	Q3 2011

Current forecasted cost of other expansion and redevelopment projects not yet open (4)			$41.9	$22.5	$19.4

Total expansion and redevelopment projects not yet open			$302.9	$234.3	$68.6

Current forecasted additional costs to be incurred on recently opened projects (5)					6.9

Grand Total Forecasted Cost to Complete on Expansions and Redevelopment Projects					$75.5

Capital Expenditures - at share ($000) (6), (7)

	Three Months Ended
	March 31, 2011	March 31, 2010

Capital Expenditures	$28,209	$41,621

Total	$28,209	$41,621

(1)                    Excludes international projects and all projects that are now part of HHC.

(2)                    Interior mall renovation and lifestyle expansion were completed Q4 2009.  Target opened Q4 2010.  Nordstrom opened Q2 2011.

(3)                    Nordstrom and interior mall renovation completed Q1 2009.  Remainder of project expected to be completed in phases by Q4 2012.

(4)                    Additional costs to be incurred on other redevelopment and new development projects are primarily construction related.

(5)                    Additional costs to be incurred on recently opened projects are primarily tenant related.

(6)                    Reflects only non-tenant operating capital expenditures; tenant allowances and capital expenditures that relate to new and redevelopment/renovation projects are excluded.  Certain prior period amounts have been reclassified to conform to the current period presentation.

(7)                    Restated from prior filings to exclude HHC and discontinued operations.

CORPORATE INFORMATION

Stock Listing

Common Stock

NYSE:  GGP

Common Stock Dividend

The Company declared a Common Share Dividend for the second quarter 2011 of $0.10 per share on April 26, 2011, payable on July 29, 2011, to shareholders of record on July 15, 2011.  GGP declared a common share dividend for the first quarter 2011 of $0.10 per share, payable on April 29, 2011, to shareholders of record on April 15, 2011.  We anticipate that we will pay a regular quarterly dividend of approximately $0.10 per share.  In addition, we implemented a Dividend Reinvestment Plan (“DRIP”) in which all eligible stockholders may participate.  Certain investors involved in the Equity Recapitalization have agreed that (subject to tax, applicable regulatory and other legal requirements), for 2011 and 2012, they will participate in the DRIP and have dividends paid on shares they hold largely re-invested in shares of GGP common stock.  Notwithstanding such participation, there can be no assurance that we will not determine to pay a portion of our 2011 or 2012 dividends in shares of our common stock, as permitted by REIT distribution requirements.  GGP may suspend, terminate or amend the DRIP at any time.

Investor Relations	Transfer Agent

David Keating	BNY Mellon
Vice President, Corporate Communications	Shareowner Services
General Growth Properties	480 Washington Blvd
110 North Wacker Drive	Jersey City, NJ 07310
Chicago, IL 60606	(888) 395-8037
Phone (312) 960-6325	Foreign Stockholders:
Fax (312) 342-4459	+1 201 680-6578
david.keating@ggp.com

GLOSSARY OF TERMS

Terms	Description
Gross Leaseable Area (GLA)	Total gross leaseable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leaseable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Operating Metrics	Description
Occupancy

Represents Gross Leasable Occupied Area (“GLOA”) divided by GLA (mall shop and freestanding retail). Includes inline and outparcel tenants and excludes anchors. GLOA is the sum of: (1) tenant occupied space under lease, (2) all leases signed, whether or not the space is occupied by a tenant and (3) tenants no longer occupying space, but still paying rent.

Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Average Rent	Weighted average in-place rent of mall stores less than 10,000 square feet.

Common Area Costs	Recovery of common area maintenance costs, excluding taxes and utilities.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

YTD New / Renewals	Represents average rent for tenants less than 10,000 square feet that opened or renewed during the period.

Expirations	Represents average rent for tenants less than 10,000 square feet that closed or expired during the period.

Rental Spread ($)	Dollar spread between “YTD New / Renewals” and “Expirations”.

Rental Spread (%)	Percentage spread between “YTD New / Renewals” and “Expirations”.

Initial Rent	Base Rent plus Common Area Costs at the time the lease commences.